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                                                                EXHIBIT 10.14


STATE OF NORTH CAROLINA           IN THE GENERAL COURT OF JUSTICE
                                         SUPERIOR COURT DIVISION
COUNTY OF DURHAM                                96 CvS 2748


STEVEN M. SCOTT, M.D., on his own            )
behalf and on behalf of Coastal Physician    )
Group, Inc., and BERTRAM E. WALLS,           )
M.D., M.B.A., on his own behalf and on       )
behalf of Coastal Physician Group, Inc.,     )
                                             )
               Plaintiffs,                   )
                                             )         AGREEMENT
          vs.                                )
                                             )
                                             )

JACQUE JENNING SOKOLOV,                      )
JOSEPH G. PIEMONT, STEPHEN D.                )
CORMAN, and COASTAL PHYSICIAN                )
GROUP, INC.,                                 )
                                             )
               Defendants.                   )


     This Agreement entered into on the 21st day of January, 1997, between Plaintiffs Steven M. Scott, M.D. ("Dr. Scott") and Bertram E. Walls, M.D., M.B.A. ("Dr. Walls"), and Defendant Coastal Physician Group, Inc. ("Coastal") (collectively, the "Parties").
     WHEREAS, the Parties are currently engaged in litigation in the General Court of Justice, Superior Court Division, Durham County, North Carolina, in a case styled STEVEN M. SCOTT, ET AL.
V. JACQUE JENNING SOKOLOV, JOSEPH G. PIEMONT, STEPHEN D. CORMAN AND COASTAL PHYSICIAN GROUP, INC., 96 CVS 2748 (THE "LAWSUIT"); AND
     WHEREAS, Plaintiffs, Coastal and Defendant Stephen D. Corman previously settled all claims asserted by or against Mr. Corman, such settlement having been approved by the Court on December 2, 1996; and


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     WHEREAS,  the  Parties desire to terminate  the  Lawsuit  by dismissing all the pending claims asserted by Dr. Scott and Dr. Walls and the claims asserted by Coastal against Dr. Scott; and
     WHEREAS, the Parties agree that it is in the best interest of Coastal for this action to be dismissed and the Parties have entered into this Agreement to accomplish that purpose.
     NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the adequacy and sufficiency of which are hereby acknowledged, the undersigned parties hereto agree as follows:
     1.     DISMISSAL  BY  PLAINTIFFS:   Upon  approval  of  this
Agreement  by the Court, Plaintiffs will file with  the  Court  a dismissal  of  all  remaining claims  asserted  by  them  without prejudice.
     2. DISMISSAL BY COASTAL: Upon approval of this Agreement by the Court, Coastal will file with the Court a dismissal of all claims asserted against Dr. Scott without prejudice.
     3. NO RETURN OF MONIES ADVANCED TO DR. SOKOLOV FOR LITIGATION EXPENSES: Coastal shall not seek the return or refund of any monies paid by Coastal to or on behalf of Dr. Sokolov for legal fees and expenses incurred in the Lawsuit to the extent such advanced monies represent payment for fees and expenses actually incurred by attorneys retained by or on behalf of Dr. Sokolov in connection with this Lawsuit.
     4. REIMBURSEMENT OF FEES AND EXPENSES INCURRED BY DR. SCOTT AND DR. WALLS: Coastal shall reimburse Dr. Scott and Dr.
Walls  for all legal fees and expenses actually incurred  by  Dr.
Scott   and   Dr.   Walls  in  connection   with   the   Lawsuit.
Reimbursement under this paragraph 4 shall be made by issuance by Coastal to Dr. Scott and Dr. Walls of a number of shares of convertible preferred stock of Coastal which are convertible into such number of shares of
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     common  stock of Coastal as are equal in value to the amount of fees to be reimbursed. The convertible preferred stock will have a value of $36 per share and each share of preferred stock will be convertible into ten (10) shares of common stock of Coastal, representing a $3.60 valuation of common stock upon conversion. Conversion of the preferred stock into common stock can occur only upon notice to shareholders and an affirmative vote of a majority of shares of common stock of Coastal voting on the question of conversion, provided that the total vote cast on the question of conversion represents over 50% in interest of all securities entitled to vote on the question, all in accordance with the Certificate of Designation of the preferred stock.
     5. FINAL APPROVAL OF COURT: It is expressly agreed and understood that the effectiveness of this Agreement is expressly conditioned on the final approval of this Agreement by the Court and shall have no force or effect, nor be binding upon any Party hereto until such time as final approval of the Court is given.
     6.   ENTIRE CONSIDERATION AND AGREEMENT:  This document sets
forth   the  entire  consideration  for  this  Agreement,   which
consideration  is  contractual  and  not  a  mere  recital.   All
agreements and understandings between the Parties are embodied and expressed herein.
     7.    NO  OTHER  PROMISES OR INDUCEMENTS:   The  undersigned
Parties expressly warrant that no promise or inducement has been offered except as set forth herein. This Agreement is executed without reliance upon any statement or representation of any person or party, or their representatives.
     8.    VOLUNTARY  EXECUTION:   The Parties  enter  into  this
Agreement voluntarily, upon advice of counsel and of their own accord and represent and warrant that they are under no duress
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     or coercion in entering said Agreement.  The Parties further represent and warrant that they have reviewed the Agreement and agree in all respect to its terms.
     9. BENEFIT OF AGREEMENT: This Agreement shall inure to the benefit of and shall be binding upon the undersigned parties and their respective heirs, executors, administrators, trustees, successors and/or assigns.
     10. NORTH CAROLINA LAW: This Agreement shall be construed under and governed by the laws of the State of North Carolina. All parties consent to the jurisdiction of the General Court of Justice of Durham County, North Carolina for the enforcement of this Agreement.
     The Parties hereto have set their hands and seals this the 21st day of January, 1997.


                              /S/ STEVEN M. SCOTT, M.D.
                              Steven M. Scott, M.D.



                              /S/ BERTRAM E. WALLS
                              Bertram E. Walls, M.D., M.B.A.


                              COASTAL PHYSICIAN GROUP, INC.




                              By:/S/ HENRY J. MURPHY
                              Its:President

ATTEST:


/S/ RAY A. SPILLMAN

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STATE OF NORTH CAROLINA

COUNTY OF WAKE

     I,  Virginia  L  Cannon, a Notary Public of the  County  and
State aforesaid, certify that STEVEN M. SCOTT, M.D. personally appeared before me this day and acknowledged the execution of the foregoing instrument.

     WITNESS my hand and official stamp or seal, this 21st day of January, 1997.

                              /S/ VIRGINIA L. CANNON
                              Notary Public
My Commission Expires:

11/12/2000

[NOTARY SEAL]

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STATE OF NORTH CAROLINA

COUNTY OF WAKE

     I,  Virginia  L. Cannon, a Notary Public of the  County  and
State  aforesaid,  certify that BERTRAM E.  WALLS,  M.D.,  M.B.A.
personally appeared before me this day and acknowledged the execution of the foregoing instrument.

     WITNESS my hand and official stamp or seal, this 21st day of January, 1997.

                              /S/ VIRGINIA L. CANNON
                              Notary Public
My Commission Expires:

11/12/2000

[NOTARY SEAL]

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STATE OF NORTH CAROLINA

COUNTY OF WAKE

     I, Virginia L. Cannon, a Notary Public of the County and State aforesaid, certify that Ray A. Spillman personally came before me this day and acknowledged that he is Secretary of COASTAL PHYSICIAN GROUP, INC., a Delaware corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself as its Secretary.

     WITNESS my hand and notarial seal, this 21st day of January, 1997.

                              /S/ VIRGINIA L. CANNON
                              Notary Public
My Commission Expires:

11/12/2000

[NOTARY SEAL]